Senior Secured Convertible Note	12 Months Ended
Jul. 31, 2021
Senior Secured Convertible Note [Abstract]
Senior Secured Convertible Note
19. Senior Secured Convertible Note
	July 31, 2021	July 31, 2021
Senior Secured Convertible Note	US$	$
Opening balance, beginning of the year	-	-
Issued at fair value	407,284	491,714
Early conversions	(413)	(497)
Redemptions	(27,500)	(33,525)
Gain on fair value adjustment	(14,524)	(18,100)
Foreign exchange loss	-	15,081
Ending balance, end of the year	364,847	454,673
Unrecognized Day 1 Loss
Opening balance, beginning of the year	-	-
Unrecognized loss at issuance	(79,684)	(96,203)
Recognized loss	7,470	9,229
Ending balance, end of the year	(72,214)	(86,974)
Total balance, end of year, net	292,633	367,699
Current portion	292,633	367,699
Non-current	-	-

On May 27, 2021 (the "issuance date"), the Company issued a Senior Secured Convertible Note (the "Note") directly to an institutional purchaser and certain of its affiliates or related funds (collectively, the "Holder") at a principal amount of $434,628 (US$360,000). The Note was sold at a purchase price of $395,511 (US $327,600), or approximately 91% of the principal amount ("transaction price"). The Note bears no periodic cash interest payments and is repayable on May 1, 2023 (the "maturity date") at 110% of the principal amount, (the “Redemption Amount”), if not converted or redeemed earlier. The Redemption Amount on issuance date was $478,091 (US$396,000). The Company used a portion of the net proceeds of the Note to fund the Redecan Acquisition (Note 39).38). The Note is secured against the assets of HEXO Operations Inc. and, it’s subsidiaries, as well as the assets of HEXO USA Inc and it’s subsidiaries.

The Note can be converted in full or in part by the Holder into freely tradeable common shares of the Company at any time before the second last trading day before the maturity date at a conversion rate of 142.6533 common shares per US$1 ("conversion rate"). The Note includes different conversion and redemption options (summarized below) available to the Holder and the Company, subject to certain terms and limitations. At any given point, the beneficial ownership of the Holder in the Company is restricted to 9.99% (the "maximum ownership threshold"). Any conversion or redemption option exercised in common shares which would result in the Holder exceeding the maximum ownership threshold is null and void. Any outstanding payments due on maturity date will be settled in cash.

Other than the above-mentioned conversion feature, the Holder has the following conversion and redemption options available:

• Early Conversion Option: The Holder had the option to early convert the instrument up to $60,365 (US$50,000) at an early conversion rate during the fifteen trading day period following the announcement of the acquisition of Redecan which occurred on May 28, 2021. This was partially exercised by the Holder as shown in the table below. Under the terms of the Note, the Company was required to pay a cash amount equal to 10% of the principal amount converted, such that the Company effectively settled 110% of the principal amount.

• Optional Redemption Option: The Holder has the option to require monthly redemptions, of US$15,000 (or US$20,000 from October 2021 to September 2022) of the principal amount, on a monthly basis, plus any amounts deferred from any previous months up to US$50,000. These monthly redemptions can be settled in either cash or equity at 110% of the principal amount. However, in order to retain the right to settle the monthly redemptions in equity, the Company must meet certain conditions for each of the 20 previous trading days, including (i) a daily volume weighted average price per common share on the Nasdaq Capital Market ("VWAP") above US$5.00; (ii) a daily dollar trading volume (as reported on Bloomberg) of common shares over US $10,000 on the Nasdaq Capital Market; and (iii) the related equity issuance cannot result in the Holder exceeding a beneficial ownership greater than 9.99% of the common shares of the Company. In the event that these conditions are not met, the Company must seek a waiver from the Holder in order to settle each monthly redemption in equity ("Equity Condition Waiver"). If the Holder does not grant the Equity Condition Waiver, the monthly redemption is required to be settled in cash. Subsequent to year end, on October 22, 2021, the Company negotiated an amendment to the terms of the Note which resulted in reducing the daily VWAP attached to the Equity Condition Waiver condition from US$5.00 to US$1.50.

• Fundamental Change Repurchase option: The Holder can also require the Company to repurchase the convertible note in the event of a fundamental change as defined in the agreement.

The Company has the following conversion option:

• Forced Conversion: The Company has an option, subject to certain conditions, to force the holder to redeem the outstanding principal at a forced conversion price if the Daily VWAP is greater than 150% of the conversion price on each of 20 consecutive trading days after the issue date. The Company may elect to redeem all or a portion of the Principal Amount into common shares or cash. An additional amount of 5% of the Principal Amount at the time of the forced conversion will also be payable in cash by the Company to the Holder unless the Daily VWAP exceeds 175% of the conversion price for five days for each of the 20 previous trading days.

The conversion rate applied to equity settlements is calculated in reference to 88.0% of the lesser of (i) the average of the daily VWAPs during the five VWAP trading day period ending on the VWAP trading day immediately prior to the settlement date, and (ii) the fifteen VWAP trading day period ending on the VWAP trading day immediately prior to the settlement date.

Additionally, up until the date of shareholder approval of the Note, shortfall cash payments were required to be made by the Company on any redemptions made under the terms of the Note. Shareholder approval was obtained on August 28, 2021, and as such, no further cash shortfall payments will be required from that date. Shortfall cash payments settled in the period are disclosed below.

The Note includes a number of financial and non-financial covenants, including:

• a requirement to maintain US$95,000 on deposit with a collateral agent, a portion of which is set aside to fund the repayment of the Senior notes payable (Note 21(b)). On July 23, 2021, the Note was amended to reduce the collateral amount on deposit to US$80,000.

• Beginning for the quarter ending January 31, 2022, the Company will be subject to a minimum adjusted EBITDA covenant, as defined in the agreement.

The Note represents a hybrid instrument with multiple embedded derivatives requiring separation. The Note, as a whole, has been designated as FVTPL, as at least one of the derivatives does significantly modify the cash flows of the Note and it is clear with limited analysis that separation is not prohibited. The changes in fair value of the instrument are recorded in the Statement of loss with changes in credit spread being recognized through Other comprehensive income. The transaction costs of $18,078 (US$14,975) have been recognized in the statement of loss during the period.

The fair value of the Note at inception was $491,714 determined using the partial differential equation method with the following inputs; Share Price $6.53; Volatility 85%, Risk-free rate 0.227%; Credit spread 16.06%; Dividend yield $nil and Dilution 284.6 million common shares. The partial differential equation determines the fair value of the note by using an iterative approach to solve the differential equation that the instrument satisfies. The Note is classified as Level 2 in the fair value hierarchy.

The fair value of the Note at initial recognition was determined using a valuation technique that includes unobservable inputs. The Company identified a difference between the transaction price and the fair value of $96.2 million (US$79.7 million) (the "Day 1 loss"). The Company believes that time is the factor that market participants would take into account when pricing the note. Therefore, the unrecognized Day 1 loss is recognized on a straight line basis in the statement of net loss over the contractual life of the Note.

The following table represents the movement of redemption amounts in the year ended July 31, 2021. As disclosed above, redemptions are made at 110% of the principal amount owed.

	Shares Issued	Redemption Amount
		$
Balance, beginning of year	-	-

Issuances:
Initial issuance		478,091

Settlements:
Early conversion option	53,495	(497)
Optional redemption options	4,548,746	(33,525)

Foreign exchange loss	-	14,641
Balance, end of year	-	458,710

Shortfall cash payments of $3,893 are presented as share issuance costs in shareholders’ equity.

At July 31, 2021 the fair value of the Note was determined to be $454,673 and was fair valued using the following inputs; Share Price $3.98; Volatility 85%, Risk-free rate 0.327%; Credit spread 15.44%; and a Dividend $nil. The gain on fair value adjustments related to changes in credit spread amounted to $1,590 (July 31, 2020 - $nil).

An increase/decrease in the US$/CA$foreign exchange rate of 1% would result in a foreign exchange loss/gain adjustment of $4,547. Further, an increase/decrease of credit spread by 1% and share price of the Company by 10% would change the fair value of the instrument by $2,614 and $7,443 respectively.

The following table depicts amounts that can be demanded by the Holder in accordance with the monthly redemption option up to the instrument's maturity date, reflective of 110% of the principal amount of Note.

Fiscal Year	Redemption amount	Redemption amount
	US$	$
2022	253,000	315,289
2023	115,087	143,421
Total	368,087	458,710